Exhibit 99.54

WEST FRASER TIMBER CO. LTD.

501 – 858 Beatty Street

Vancouver, British Columbia, V6B 1C1

PROXY

This proxy is solicited by the management of WEST FRASER TIMBER CO. LTD. (the “Company”) for the Special Meeting of its Shareholders to be held on Tuesday, January 19, 2021.

The undersigned hereby appoints Hank Ketcham, Chairman of the Board, or failing him, Ray Ferris, President and Chief Executive Officer of the Company, or instead of either of the foregoing, (insert name) _________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the virtual only Meeting to be held via live audio webcast online at https://web.lumiagm.com/485161310, password “westfraser2021” (case sensitive) on Tuesday, January 19, 2021 at 11:00 a.m., Pacific time (the “Meeting”), and at any postponed or adjourned meeting, to the same extent and with the same power as if the undersigned was personally present (by virtual means) at the Meeting or such postponement or adjournment thereof and, without limiting the generality of the power hereby conferred, the said proxyholder is specifically directed to vote all shares in the capital of the Company registered in the name of the undersigned as indicated below (or, if no direction is given, FOR the matters below):

The Board of Directors of the Company recommends voting FOR the Share Issuance Resolution and FOR the Stock Option Plan Amendment Resolution.

1.	Share Issuance Resolution

Vote FOR ☐ AGAINST ☐ the Share Issuance Resolution, to authorize the issuance by the Company of such number of common shares in the capital of the Company (“West Fraser Shares”) as is necessary to acquire 100% of the issued and outstanding common shares in the capital of Norbord Inc. (“Norbord”), pursuant to the arrangement agreement dated November 18, 2020 between the Company and Norbord, as more fully described in the accompanying management information circular, and such Share Issuance Resolution being in the form attached as Appendix A thereto.

2.	Stock Option Plan Amendment Resolution

Vote FOR ☐ AGAINST ☐ the Stock Option Plan Amendment Resolution to amend the Company’s stock option plan (the “Stock Option Plan”) to increase the number of West Fraser Shares that may be allotted for issuance pursuant to the exercise of options under the Stock Option Plan by 1,000,000 West Fraser Shares, such amendment to the Stock Option Plan being described in, and such Stock Option Plan Amendment Resolution being in the form attached as Appendix B to, the accompanying management information circular.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED: __________, 202__.

Signature of Shareholder

(Please print name here)

Please use the following field to advise the Company of any change of address:

To be effective, your completed, signed and dated form of proxy must be delivered to the Proxy Department of AST Trust Company (Canada) (“AST Trust”):

a)	by mail to PO Box 721, Agincourt, Ontario M1S 0A1;

b)	by email at proxyvote@astfinancial.com;

c)	by fax toll free in Canada and the USA at 1.866.781.3111, outside North America at 1.416.368.2502; or

d)	by hand at 1 Toronto Street, Suite 1200, Toronto, Ontario M5C 2V61;

Alternatively, you may submit your proxy votes: via the internet at www.astvotemyproxy.com; or by telephone at 1.888.489.5760. For internet and telephone voting, be sure to have your form of proxy with you as you will need it to access your control number. Regardless of the method you choose from those noted above, your proxy must be submitted no later than 11:00 a.m. (Pacific time) on January 15, 2021, or, if the Meeting is postponed or adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the postponed or adjourned Meeting at which the proxy will be used.

Any one of joint shareholders may sign a form of proxy in respect of such shares but, if more than one of them is present at the Meeting or represented by a proxyholder, the holder whose name appears first in the register of members in respect of such shares or that holder’s proxyholder or representative, will alone be entitled to vote in respect thereof. Where the form of proxy is signed by a corporation either its corporate seal must be affixed or the form should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the form of proxy. A shareholder has the right to appoint a person, who need not be a shareholder, to attend and act for the shareholder and on the shareholder’s behalf at the Meeting other than either of the nominees designated in this form of proxy, and may do so by inserting the name of that other person in the blank space provided for that purpose in this form of proxy or by completing another suitable form of proxy.

All shares in the capital of the Company that are represented by the proxy will be voted FOR or AGAINST on any ballot in accordance with the instructions of the shareholder, and where a choice with respect to a matter to be acted on is specified, such shares represented by the proxy will be voted on a ballot in accordance with that specification. This proxy confers discretionary authority with respect to amendments or variations to the matters specified in the accompanying notice of Meeting for which no instruction is given, and with respect to other matters that may properly come before the Meeting. In respect of a matter so identified or referred to for which no instruction is given, the person appointed by this proxy will vote the shares represented thereby as determined in his or her discretion.

INSTRUCTIONS FOR PROXYHOLER VOTING AT THE MEETING

Duly appointed proxyholders who wish to attend the Meeting and vote in real time, must obtain a control number, must be connected to the internet, must log in to the live audio webcast online at https://web.lumiagm.com/485161310, password “westfraser2021” (case sensitive) and follow the instructions in the accompanying management information circular, see: “Instructions on Voting at the Meeting”; see also “Frequently Asked Questions”. Non-registered shareholders who have not duly appointed themselves as proxyholder may only attend the Meeting as guests, and will not be able to vote at the Meeting.

Shareholders who appoint a person other than the management nominees identified in this form of proxy (including Non-registered Shareholders who appoint themselves as their own proxy to attend the Meeting) must carefully follow the instructions in the accompanying management information circular, see: “Instructions on Voting at the Meeting”; see also “Frequently Asked Questions”, which instructions include the additional step of registering such proxyholder with AST Trust to obtain a 13-digit control number for the Meeting, after submitting the form of proxy. Failure to register the proxyholder with AST Trust will result in the proxyholder not receiving the control number that is required to allow the proxyholder to participate in the Meeting. If a proxyholder does not receive a control number they will only be able to attend as a guest, and will not be able to vote at the Meeting.